EXHIBIT 1

                                CASH TRANSACTIONS

                               TRANSCANADA CAPITAL

9/30/97           Receipt of Interest on TransCanada Pipeline Limited 8.75%                      $3,500,196.88
                  Junior Subordinated Debentures due July 24, 2045                               -------------

9/30/97           Funds disbursed to Holders of TransCanada Capital Cumulative                   $3,500,196.88
                  Trust Originated Preferred Securities and Common Stock                         -------------




Dated:   October 14, 1997




                      By:   IBJ SCHRODER BANK & TRUST COMPANY
                            as Administrative Trustee



                      By:   /s/ Stuart Rothenberg
                            ----------------------------------------
                            Stuart Rothenberg
                            Assistant Vice President